Prospectus supplement dated May 14, 2015
to the following prospectus(es):
NEA Valuebuilder Future and NEA Valuebuilder Select prospectus dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective May 1, 2015, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
The Universal Institutional Funds, Inc. - Global Tactical Asset Allocation Portfolio: Class I	The Universal Institutional Funds, Inc. - Global Strategist Portfolio: Class I
Effective immediately, The Universal Institutional Funds, Inc. - Global Strategist Portfolio: Class I is no longer available as an investment option and all references to the fund are removed from the prospectus.